Income taxes	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
For the six months ended June 30, 2019, the Company's tax rate varied from the statutory rate of 26.5% due primarily to the favorable tax impact on the income associated with its investment in Atlantica, and the impact of differences in effective tax rates on transactions in foreign jurisdictions.
For the six months ended June 30, 2018, the Company's tax rate varied from the statutory rate of 26.5%